FIRST QUARTER 2023 RESULTS NASDAQ: FULT Data as of or for the period ended March 31, 2023 unless otherwise noted

This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2023 Outlook "contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. FORWARD-LOOKING STATEMENTS 2

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. INCOME STATEMENT SUMMARY 3 1Q23 4Q22 1Q22 (dollars in thousands, except per-share data) Net interest income $215,587 $225,911 $161,310 Provision for credit losses 24,544 14,513 (6,950) Non-interest income 51,730 54,322 55,237 Securities gains (losses) 23 (1) 19 Non-interest expense 159,616 166,568 145,577 Merger-related expenses — 1,894 401 Income before income taxes 83,180 97,257 77,538 Income taxes 14,866 15,424 13,250 Net income 68,314 81,833 64,288 Preferred stock dividends (2,562) (2,562) (2,562) Net income available to common shareholders $65,752 $79,271 $61,726 Net income available to common shareholders, per share (diluted) $0.39 $0.47 $0.38 Operating net income available to common shareholders, per share (diluted)(1) $0.39 $0.48 $0.38 ROAA 1.03% 1.23% 1.02% Operating ROAA(1) 1.04% 1.26% 1.02% ROAE 11.02% 13.70% 10.03% ROAE (tangible)(1) 14.46% 18.59% 12.88% Efficiency ratio(1) 58.5% 58.1% 65.8%

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields Average Deposits and Borrowings & Other & Cost of Funds (DOLLARS IN MILLIONS) (DOLLARS IN BILLIONS) (DOLLARS IN BILLIONS) 4 $21 $22 $22 $21 $21 $1 $1 $1 $2 $3 0.21% 0.20% 0.31% 0.72% 1.27% 0.11% 0.11% 0.18% 0.42% 0.82% Cost of Deposits Cost of Funds Borrowings & Other Deposits 1Q22 2Q22 3Q22 4Q22 1Q23 $12 $15 $18 $21 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% $161 $179 $216 $226 $216 2.78% 3.04% 3.54% 3.69% 3.53% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) 1Q22 2Q22 3Q22 4Q22 1Q23 $50 $75 $100 $125 $150 $175 $200 $225 $250 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% $18 $19 $20 $20 $20 $6 $5 $5 $5 $5 2.98% 3.24% 3.83% 4.36% 4.73% Loans Securities & Other Interest-Earning Asset Yield (FTE) 1Q22 2Q22 3Q22 4Q22 1Q23 $5 $10 $15 $20 2.00% 4.00% 6.00% 8.00%

ASSET QUALITY (DOLLARS IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans Net Charge-offs (NCOs) and NCOs to Average Loans ACL(1) to NPLs & Loans 5(1) The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include reserves related to off-balance-sheet credit exposures. (2) Includes the CECL Day 1 provision for credit losses of $8.0 million for the acquired Prudential Bancorp, Inc. loan portfolio. $(7) $2 $19 $15 $25 1Q22 2Q22 3Q22 4Q22 1Q23 $(10) $(5) $— $5 $10 $15 $20 $25 $161 $174 $193 $172 $165 0.87% 0.92% 0.98% 0.85% 0.80% NPL NPLs/Loans 1Q22 2Q22 3Q22 4Q22 1Q23 $100 $125 $150 $175 $200 0.00% 0.50% 1.00% $(1) $(4) $0 $12 $14 -0.02% -0.08% 0.01% 0.23% 0.27% Net charge-offs/(recoveries) NCOs/Average Loans (annualized) 1Q22 2Q22 3Q22 4Q22 1Q23 $(5) $0 $5 $10 $15 $20 $25 (0.50)% (0.25)% 0.00% 0.25% 0.50% 151% 143% 138% 157% 169% 1.32% 1.31% 1.35% 1.33% 1.35% ACL/NPLs ACL/Loans 1Q22 2Q22 3Q22 4Q22 1Q23 50% 75% 100% 125% 150% 175% 200% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% (2)

LOAN MIX IS DIVERSIFIED AND GRANULAR WITH OFFICE LOANS REPRESENTING 3.4% OF TOTAL LOANS 6

THE OFFICE PORTFOLIO IS GRANULAR, DIVERSIFIED, AND TENURED 7

NON-INTEREST INCOME(1) (1) Excluding investment securities gains Three months ended March 31, 2023 (percent of total non-interest income) 8 Non-interest income decreased 5% from 4Q22(1) Driven primarily by: n Commercial banking customer swap fees and merchant and card fees. n Equity method investments. n Consumer banking overdraft fees. 35% 4% 21% 34% 6% Wealth Management Mortgage Banking Consumer Banking Commercial Banking Other 1Q23 4Q22 Change (dollars in thousands) n Wealth Management $18,062 $17,531 $531 n Commercial Banking 17,513 18,604 (1,091) n Consumer Banking 11,217 12,075 (858) n Mortgage Banking 1,970 2,140 (170) n Other 2,968 3,972 (1,004) Total $51,730 $54,322 ($2,592)

NON-INTEREST EXPENSE(1) Three months ended March 31, 2023 (percent of total non-interest expense) 9 56% 9% 10% 6% 19% Salaries and Benefits Occupancy Data Processing and Software Other Outside Services Other 1Q23 4Q22 Change (dollars in thousands) n Salaries and Benefits $89,283 $92,733 ($3,450) n Data Processing and Software 15,796 15,448 348 n Occupancy 14,438 14,061 377 n Other Outside Services 10,126 10,860 (734) n Other 29,973 33,466 (3,493) Total $159,616 $166,568 ($6,952) Non-interest expense, excluding merger-related expenses, decreased 4.2% from 4Q22 Driven primarily by: Decreases in: n Other expense primarily due to a $1.2 million decrease in charitable contributions, $1.1 million for other real estate owned gains on sale and an $0.8 million contingent liability. n Salaries and benefits of $3.5 million, primarily due to a decrease in variable compensation plan expense. n Other Outside Services driven by technology-related services. . (1) Excluding merger-related expenses

CAPITAL POSITION REMAINS STRONG(1) 10 (1) Regulatory capital ratios and excess capital amounts as of March 31, 2023 are preliminary. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well- capitalized minimum. 9.3% 9.8% 10.7% 13.5% Regulatory Minimums Excess(2) Tier 1 Leverage CE Tier 1 Tier 1 Risk-Based Total Risk-Based —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% $1,120 $498 $647 $675 (as of March 31, 2023) (dollars in millions)

CAPITAL RATIOS ADJUSTED FOR UNREALIZED LOSSES ON INVESTMENT SECURITIES - RATIOS REMAIN STRONG(1) 11 (1) Regulatory capital ratios and excess capital amounts as of March 31, 2023 are preliminary. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. (3) Tier 1 Leverage and CE Tier 1 capital ratios were adjusted to incorporate the unrealized loss, net of tax, on Held-to-Maturity investment securities of $94.0 million and the unrealized loss, net of tax, on Available-for-Sale investment securities of $282.1 million. (4) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 6.7% 8.1% 8.2% —% 2.5% 5.0% 7.5% 10.0% 12.5% $782 $271 (as of March 31, 2023) (dollars in millions) n Regulatory Minimums n Excess(2) | | | | | | | | | | | | | Tier 1 Leverage(3) CE Tier 1(3) TCE(4)

A COMMITTED AND HEALTHY LIQUIDITY PROFILE WITH SIGNIFICANT COVERAGE 12

A GRANULAR, TENURED AND DIVERSIFIED DEPOSIT PORTFOLIO 13

2023 OUTLOOK 14 Net interest income: $850 - $870 million(1) Non-interest income: $220 - $230 million(2) Provision for credit losses: $55 - $70 million Non-interest expense: $645 - $660 million(3) Effective tax rate: 18.5% +/-(4) (1) Assumes Fed Funds Rate increase of 25 bps in May 2023. Updated as of 1Q 22; previously $895 - $915 million. (2) Excludes investment securities gains. Updated as of 1Q 22; previously $220 - $235 million. (3) Previously $645 - $665 million. (4) Previously 19.0% +/-.

NON-GAAP RECONCILIATION 15 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended (dollars in thousands) Mar 31 Dec 31 Mar 31 2023 2022 2022 Operating net income available to common shareholders Net income available to common shareholders $65,752 $79,271 $61,726 Plus: Core deposit intangible amortization 514 514 — Plus: Merger-related expenses — 1,894 401 Less: Tax impact of adjustments (108) (506) (84) Operating net income available to common shareholders (numerator) $66,158 $81,173 $62,043 Weighted average shares (diluted) (denominator) 168,401 169,136 161,911 Operating net income available to common shareholders, per share (diluted) $0.39 $0.48 $0.38

NON-GAAP RECONCILIATION 16 Three months ended (dollars in thousands) Mar 31 Dec 31 Mar 31 2023 2022 2022 Operating return on average assets Net income $68,314 $81,833 $64,288 Plus: Core deposit intangible amortization 514 514 — Plus: Merger-related expenses — 1,894 401 Less: Tax impact of adjustments (108) (506) (84) Operating net income (numerator) $68,720 $83,735 $64,605 Total average assets (denominator) $26,900,653 $26,386,355 $25,622,462 Operating return on average assets 1.04% 1.26% 1.02%

NON-GAAP RECONCILIATION 17 Three months ended (dollars in thousands) Mar 31 Dec 31 Mar 31 2023 2022 2022 Return on average common shareholders' equity (tangible) Net income available to common shareholders $65,752 $79,271 $61,726 Plus: Intangible amortization 674 688 176 Plus: Merger-related expenses — 1,894 401 Less: Tax impact of adjustments (142) (542) (122) Operating net income available to common shareholders (numerator) $66,284 $81,311 $62,181 Average shareholders' equity $2,613,316 $2,489,148 $2,688,834 Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (561,744) (561,219) (537,976) Average tangible common shareholders' equity (denominator) $1,858,694 $1,735,051 $1,957,980 Return on average common shareholders' equity (tangible) 14.46% 18.59% 12.88%

NON-GAAP RECONCILIATION 18 (dollars in thousands) Three months ended Mar 31 Dec 31 Mar 31 Efficiency ratio 2023 2022 2022 Non-interest expense $159,616 $168,462 $145,978 Less: Amortization of tax credit investments — (696) (696) Less: Merger-related expenses — (1,894) (401) Less: Intangible amortization (674) (688) (176) Non-interest expense (numerator) $158,942 $165,184 $144,705 Net interest income $215,587 $225,911 $161,310 Tax equivalent adjustment 4,414 4,310 3,288 Plus: Total non-interest income 51,753 54,321 55,256 Less: Investment securities (gains) losses, net (23) 1 (19) Total revenue (denominator) $271,731 $284,543 $219,835 Efficiency ratio 58.5% 58.1% 65.8%

19 Three months ended (dollars in thousands) Mar 31 2023 Adjusted tangible common equity to tangible assets (TCE Ratio) Shareholders' equity $ 2,618,998 Less: Preferred stock (192,878) Less: Goodwill and intangible assets (563,502) Less: Unrealized gain/(loss) - HTM (121,513) Less: Tax impact of adjustments 27,523 Adjusted tangible common shareholders' equity (numerator) $ 1,768,628 Total assets $ 27,112,176 Less: Goodwill and intangible assets (563,502) Less: Unrealized gain/(loss) - HTM (121,513) Less: Tax impact of adjustments 27,523 Adjusted total tangible assets (denominator) $ 26,454,684 Adjusted tangible common equity to tangible assets 6.7 % NON-GAAP RECONCILIATION